Item 1: Report to Shareholders

New York Tax-Free Bond Fund	February 29, 2008

The views and opinions in this report were current as of February 29, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal securities significantly lagged Treasuries and other high-quality taxable bonds in the 6- and 12-month periods ended February 29, 2008. In the last six months, reduced liquidity and a continuing flight to quality, stemming from fears that monoline insurers would be unable to cover municipal bond defaults, pressured munis. In an attempt to keep financial market turmoil and tighter lending conditions from pushing the economy into a recession, the Federal Reserve slashed the fed funds target rate from 5.25% to 2.25% in the last six months. The T. Rowe Price New York Tax-Free Money Fund generated positive returns, but the T. Rowe Price New York Tax-Free Bond Fund produced losses in the 6- and 12-month periods, as shorter-term municipal securities outperformed longer-term issues.

HIGHLIGHTS

• Tax-free bonds produced lackluster returns due to reduced liquidity and a continuing flight to quality.

• The New York Tax-Free Money and Bond Funds outpaced their respective Lipper benchmarks for the 12-month periods ended February 29, 2008.

• The Federal Reserve’s willingness to take aggressive action to support the economy may be supportive for higher-quality bond prices in the near term.

• We believe municipal securities are attractively valued currently, and we intend to rely on our rigorous, independent research with a careful focus on risk and reward before making any purchase.

MARKET ENVIRONMENT

Economic growth slowed dramatically during the second half of our fiscal year. The economy expanded at an annualized rate of only 0.6% in the fourth quarter of 2007, compared with an annualized rate of 4.9% in the third quarter. With the housing market deteriorating, manufacturing and services sectors showing signs of contraction, inflation rising, and recent job growth slowing, it seems that the economy is teetering on the edge of a recession—conventionally defined as two consecutive quarters of declining gross national product (GDP).

As subprime mortgage losses mounted in the last six months and banks significantly curtailed their lending in an attempt to avoid additional losses, the Federal Reserve took several actions to encourage lending, increase liquidity, and keep credit market turmoil from undercutting the economy. Perhaps the most far-reaching of these actions was a substantial, multistep reduction to 3.00% from 5.25% in the fed funds target rate—an interbank lending rate that banks use as a benchmark for their prime lending rates to consumers. Although inflation currently is higher than what monetary policy officials would prefer, the central bank seems poised to continue cutting rates in the months ahead to keep the economy from deteriorating further. (After our reporting period ended, the Fed reduced the fed funds rate to 2.25% on March 18.)

Long-term rates edged higher for most of the year, with 30-year AAA yields moving from about 4% to 4.4% at the beginning of February. In the last month of our fiscal year, these rates moved to more than 5%, as fears about monoline insurance companies, combined with failed auctions for short-term floating-rate municipal securities, drove demand for municipals to very low levels. The broader environment weighing on brokerage firms’ need for capital meant there was little capacity left to support the municipal market.

As shown in the graph, yields of high-quality New York municipal bonds with various maturities rose in the first half of our fiscal year and remained stable in the second half until February 2008, when they rose substantially. Short-term money market yields fluctuated in a close range for much of the year, dropped precipitously in January 2008, and closed out the fiscal year in February higher. The fluctuation in the New York yields contrasted with the sharp decline in Treasury yields. (Municipal bond yields are typically lower than taxable bond yields because their interest payments are exempt from federal income taxes.)

Due to a substantial February sell-off in the municipal market, tax-free bond yields spiked sharply above the yields of Treasury bonds with similar maturities. As of February 29, 2008, for example, the 4.12% yield offered by a 10-year municipal bond rated AAA was an unprecedented 117% of the 3.51% yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since 1990. Based on current valuations and a continued belief that the municipal bond market is still a high-quality market, we believe that investors who are seeking tax-free income and are willing to endure this extraordinary period of volatility—which could last for some time—may want to consider taking advantage of what appears to be a great buying opportunity in the municipal bond market.

MUNICIPAL MARKET NEWS

New municipal issuance in 2007 reached a record $427 billion, according to The Bond Buyer, eclipsing the previous record of $408 billion set in 2005. While demand from retail investors has been strong given the adjustment in tax-free interest rates, overall demand for tax-free securities from nontraditional investors, such as hedge funds and foreign entities, has been weaker than in the last few years, which has contributed to municipal market weakness. Although conventional new supply is down thus far this year, there has been an increase in secondary supply—stemming in part from auction failures and the unwinding of tender option bond programs (structured transactions that create floating-rate securities from pools of long-term municipal bonds). In addition, tax-free bonds have been lagging in part because of concerns that the economic slowdown and falling real estate values will have an adverse impact on municipal government revenues.

The failure of the auction-rate securities (ARS) market in February is a relatively new concern for municipal investors. ARS typically are long-term maturities that are structured with interest rates that are reset every seven, 28, or 35 days through an auction process. Many investors bought these securities believing they could be treated as cash equivalents. Auctions have been failing because broker-dealers who typically support this market are either unable or unwilling to do so in the current environment. At this time, we believe that failures within the ARS market represent a liquidity issue, rather than a credit issue, and that the short-term credit implications for ARS issuers will be contained. However, an extended dislocation or a permanent end to this market in conjunction with the inability of certain issuers to refinance their debts could have a material impact on certain ARS issuers, particularly those with more challenged financial situations.

Yet another negative factor affecting the municipal market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest when an issuer defaults. Monoline insurers, which insure more than half of the $2.5 trillion municipal bond market and are typically AAA rated by the major credit rating agencies, have come under substantial pressure. Their apparently high exposure to structured financial products that house significant subprime mortgage risk has called their high ratings into question. Downgrades of monoline insurance companies could compromise the related guarantees that they provide to a large portion of the municipal market and lead to subsequent downgrades of the bonds they issue, which could force some portfolios to sell holdings whose ratings have fallen outside of a permissible range.

Although we realize this negative environment may linger, we have a positive long-term outlook for the municipal asset class. Current valuations, with AAA tax-exempt yields higher than Treasury yields across all maturities, present an attractive option for taxable investors in any tax bracket. The municipal bond market remains a high-quality market, where about half of the outstanding bonds are rated AAA or AA without an insurance guarantee. Many of the concerns regarding the financial health of monoline insurers seem to have already been discounted by the municipal bond market. Valuations of municipals relative to Treasuries are at historically cheap levels.

At T. Rowe Price, as an ongoing and integral part of our municipal bond investment process, we have always evaluated the fundamental merits of the issuer of each municipal bond investment, whether the security is insured or not. We believe this rigorous attention to fundamental research will continue to reward our investors over the long term.

NEW YORK MARKET NEWS

In the past six months, there have been no material changes to New York’s credit profile, and the state’s general obligation debt has been affirmed at Aa3 by Moody’s Investors Service, AA by Standard & Poor’s, and AA- by Fitch Ratings. While Moody’s and S&P retain stable outlooks for the state, in May 2007, Fitch revised its outlook for the state’s rating to “positive,” indicating a possible upgrade. New York’s economy is generally diverse, but the state, which derives as much as 20% of its revenues directly or indirectly from Wall Street, is particularly susceptible to a downturn in the financial services sector. Average wealth levels are high, and state unemployment is about average, with an unemployment rate of 4.5% in 2007.

Audited results for fiscal year 2007 show that the state ended with a $202 million general fund surplus, bringing the total general fund balance to $2.4 billion, or 5.4% of revenues. Due to the weakening economy and real estate market, fiscal year 2008 revenues have been revised downward several times, although the state still expects to end the year in balance. The budget proposal for fiscal year 2009 closes an estimated $4.4 billion budget deficit. Reflecting lower revenue estimates, the state’s projected budget gaps have increased.

New York’s debt burden is among the highest of all states. According to Moody’s Investors Service’s 2007 State Debt Medians, New York has $52.0 billion of net tax-supported debt outstanding and ranks fifth-highest among the states for both debt per capita ($2,694) and debt as a percentage of personal income (6.7%). The majority of New York’s debt is appropriation-backed, which means that the legislature must approve debt service payments on these obligations annually, but it has no legal obligation to continue to consent to these expenses.

New York City is also experiencing the effects of the national economic slowdown, although the city prudently plans its finances and has moved quickly to reduce spending. The city expects to end fiscal year 2008 with a $4.1 billion “roll” of the fiscal year 2007 surplus, and Mayor Michael Bloomberg’s preliminary fiscal year 2009 budget is balanced. Although the city’s project budget gaps have increased, New York City has a history of managing its perpetual structural budget imbalance. In addition, the city’s practice of phasing in assessments over five years should help smooth the impact of the economic downturn. Following upgrades from all three agencies in the middle of 2007, New York City’s ratings are currently stable at Aa3 from Moody’s, AA from S&P, and AA- from Fitch.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund
Your fund returned 1.33% for the last six months and 2.98% for the one-year period ended February 29, 2008, in line with its Lipper benchmark for the six-month period but surpassing it for the one-year period, as shown in the table.

The past six months represent one of the most challenging market environments faced by the money market industry. Like a slow-moving but powerful wave, credit worries, liquidity concerns, and changing valuations—all stemming from the subprime mortgage crisis—have rolled through the money markets. During the fall of 2007, markets focused their concerns on taxable money funds’ investments in structured investment vehicles (SIVs) and other illiquid securities. In the final months of 2007, as headlines raised questions about the viability of the monoline insurers, investors focused their concerns on tax-exempt markets. Much like the taxable money market’s experience during the fall, the municipal money market suffered a flight to quality. Investors quickly moved away from tainted monoline-insured debt in favor of investments deemed less prone to ratings downgrades, and spreads widened dramatically.

During the reporting period, short-term interest rates dropped precipitously as the Fed cut the overnight funds rate. Taxable rates, as represented by the 30-day Libor, fell 269 basis points to 3.11%; one-year Libor rates fell 254 basis points to 2.71%. Municipal rates did not fall as far. National seven-day municipal variable rates averaged 3.29% over the past six months compared with 3.70% for the prior six months—a decline of only 41 basis points. Yields on longer-dated municipals, as represented by the one-year note, moved lower by 139 basis points and ended the period at 2.27%. The substantial move lower in yield in longer-dated paper reflected a reaction to Fed easing and investor preference for “clean” state and local fixed-rate general obligations. Under normal market conditions, New York paper trades about five to 10 basis points higher than national levels. However, much of the outstanding New York money market debt is insured, leaving it exposed to the indiscriminate spread widening and pushing its yields closer to national levels.

These events are stark reminders to investors that there is no “free lunch.” Higher returns are the result of higher risk. Investors benefit from a sound investment strategy that is based on solid credit work. We still have a long way to go in the current credit cycle before the excesses of the past few years are resolved, and we remain extremely vigilant to any risks that might affect our shareholders.

New York Tax-Free Bond Fund

Your fund returned -1.10% for the last six months and -1.97% for the one-year period ended February 29, 2008, outpacing the six-month return of -1.99% and the one-year return of -3.39% for its Lipper peer group average. Market turmoil hit municipal bonds hard in July and August and then again in January and February, resulting in a marked decline in bond valuations during the reporting period.

The fund’s long-term record relative to its competitors remains generally favorable. Based on cumulative total return, Lipper ranked the New York Tax-Free Bond Fund 38 of 99, 17 of 94, 22 of 93, and 13 of 69 funds for the 1-, 3-, 5-, and 10-year periods ended February 29, 2008, respectively. Returns will vary for other periods. Past performance cannot guarantee future results.

In our last report to shareholders in August 2007, we pointed out that the longer end of the yield curve and the lower-rated credits were underperformers. This trend continued during the last six months; our benchmark-neutral exposure to bonds with longer maturities did manage to outperform the benchmark due to our more defensive posture of owning bonds with higher coupons and shorter calls.

With a general flight to quality, lower-rated credits suffered as spreads continued to widen, particularly among the fund’s holdings in the life care sector. Industrial development and pollution control revenue bonds with indirect corporate exposure also suffered as pressures mounted in the corporate bond market. Master Settlement Agreement (MSA)-backed tobacco debt also underperformed, though our exposure was light relative to our peer group and the benchmark. The fund’s Puerto Rico debt (interest on Puerto Rico debt is tax-free to New York residents) suffered as recessionary fears, budgetary pressures, and potential new supply took their toll on valuations. The pain was not limited to lower-rated bonds. Concerns over the long-term viability of the monoline insurers and rating downgrades caused higher-quality insured debt to fare poorly. In general, bond holdings with maturities of less than 10 years fared best during the past one-year reporting period due to Fed rate cuts and the subsequent rally in the shorter end of the yield curve. Our short duration posture, which reduced our interest rate sensitivity as spreads widened, and our higher-quality approach helped the fund’s performance. The fund would have fared better had we carried more in the front end of the curve, where yields rallied substantially.

The fund’s duration lengthened to 7.6 years from 5.6 years at the end of the last reporting period because longer-maturity bonds began trading to their final maturity rather than their shorter call dates. Our weighted average maturity (WAM) declined to 14.4 years from 15.0 years six months ago.

During the reporting period, we have entered into “loss swaps,” which means selling a bond at a loss and simultaneously reinvesting proceeds in a new bond with a higher coupon and more income to distribute. Since we can carry the losses forward for a number of years to offset any recognized gains that would otherwise be distributed, the losses are valuable to the fund. We anticipate elevated levels of trading activity as market volatility persists.

The lowered ratings of monoline insurers affected the fund’s quality diversification. Overall exposure to securities rated BBB and below fell slightly, but there was a decline in AAA securities as Moody’s downgraded some insurers from AAA to A. It should be noted that our longstanding policy has been to analyze every bond—regardless of insurance—to ensure its creditworthiness.

From a longer-term perspective, we believe the current dislocations in the municipal market offer great value. With that in mind, we will opportunistically seek to take advantage of imbalances presented in the market. Moving forward and taking into account our interest rate and yield curve outlook, we most likely will take a more aggressive duration posture than we have in the recent past.

OUTLOOK

Since last August, the Federal Reserve has slashed the fed funds target rate and introduced a series of measures to provide more liquidity to the markets in an attempt to prevent ongoing financial market disruptions from spilling over into the broader economy. Nevertheless, the housing sector continues to weaken, and the likelihood of slower economic and job growth in the months ahead should permit the Fed to authorize additional interest rate cuts.

We believe the relative weakness of tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities in the last six months has been driven primarily by the flight to U.S. government securities and reduced liquidity, rather than fundamental municipal credit concerns. In light of generally favorable fundamentals for the municipal market, municipals now offer very compelling values relative to taxable bonds, in our view, for investors in all tax brackets. In fact, valuations are more attractive than at any time in recent memory.

T. Rowe Price’s municipal bond portfolio managers and credit analysts are monitoring the municipal market very carefully and are identifying opportunities to invest in securities with attractive yields and a good risk/reward tradeoff. Before investing, we will continue to rely on our rigorous, independent research to evaluate the fundamental merits of the underlying issuer of each security under consideration, whether it carries credit enhancement or not.

Thank you for your confidence in our investment management abilities.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

March 24, 2008

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The New York Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated annually by the state, although the state has no legal obligation to continue to make such appropriations.

Auction-rate securities (ARS): A type of security used in municipal financing. Although these securities have long-term maturities, their interest rates are reset every seven, 25, or 35 days through an auction process.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities selected from issues larger than $50 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity and an outstanding par value of at least $100 million.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Structured investment vehicle (SIV): A fund that attempts to profit from the difference in short- and long-term yields by issuing short-term securities and using the proceeds to invest in higher-yielding long-term issues.

Tender option bond: Obligations that grant the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a specified time or times prior to maturity or upon the occurrence of certain events or conditions.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.2%		
NEW YORK 93.6%		
Albany IDA, Albany College of Pharmacy, 5.625%, 12/1/34	225	202
Albany IDA, Saint Peters Hosp., 5.25%, 11/15/32	1,500	1,335
Albany Parking Auth., 5.125%, 7/15/11	430	450
Albany Parking Auth., 5.25%, 10/15/12	415	437
Albany Parking Auth., 5.625%, 7/15/25 (Prerefunded 7/15/11) (1)	415	451
Albany Parking Auth., 5.625%, 7/15/25	335	334
Brookhaven IDA, Methodist Retirement Community Dev. 4.25%, 11/1/37 (Tender 11/1/11)	1,100	1,107
Dormitory Auth. of the State of New York, 5.25%, 11/15/23 (Tender 5/15/12)	2,500	2,644
Dormitory Auth. of the State of New York, Augustana Lutheran Home, 5.50%, 8/1/20 (2)	850	879
Dormitory Auth. of the State of New York, Cabrini of Westchester, 5.20%, 2/15/41	2,000	1,915
Dormitory Auth. of the State of New York, Catholic Health Services of Long Island, 5.00%, 7/1/27	3,000	2,723
Dormitory Auth. of the State of New York, Catholic Health Services of Long Island, 5.10%, 7/1/34	1,000	883
Dormitory Auth. of the State of New York, City Univ. 5.25%, 7/1/31 (Prerefunded 7/1/11) (1)	2,240	2,386
Dormitory Auth. of the State of New York, Columbia Univ. 5.00%, 7/1/24	1,000	994
Dormitory Auth. of the State of New York, Cornell Univ. 5.00%, 7/1/25	1,000	994
Dormitory Auth. of the State of New York, Cornell Univ., VRDN 3.42%, 7/1/25	600	600
Dormitory Auth. of the State of New York, Interfaith Medical Center, 5.00%, 2/15/14	170	180
Dormitory Auth. of the State of New York, Interfaith Medical Center, 5.00%, 2/15/15	500	527
Dormitory Auth. of the State of New York, Maimonides Medical Center, 5.75%, 8/1/35 (2)	1,500	1,500

Dormitory Auth. of the State of New York, Manhattan College 5.00%, 7/1/32 (3)	2,000	1,790
Dormitory Auth. of the State of New York, Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/34	2,815	2,661
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.50%, 7/1/26	475	465
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 6.00%, 7/1/13	1,700	1,769
Dormitory Auth. of the State of New York, Mount Sinai School of Medicine, 5.15%, 7/1/24 (2)	535	520
Dormitory Auth. of the State of New York, New York-Presbyterian Hosp., 5.25%, 8/15/26 (4)	2,500	2,504
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Health, 5.00%, 5/1/20	2,000	1,962
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Health, 5.00%, 5/1/22	1,000	972
Dormitory Auth. of the State of New York, Ozanam Hall of Queens Nursing Home, 5.00%, 11/1/31	1,250	1,166
Dormitory Auth. of the State of New York, Personal Income Tax Ed., 5.00%, 3/15/20	4,000	4,117
Dormitory Auth. of the State of New York, Personal Income Tax Ed., 5.375%, 3/15/22 (Prerefunded 3/15/13) (1)	1,550	1,690
Dormitory Auth. of the State of New York, Rockefeller Univ. 5.00%, 7/1/32	2,000	1,924
Dormitory Auth. of the State of New York, St. John's Univ. 5.25%, 7/1/25 (Prerefunded 7/1/11) (1)(2)	2,500	2,686
Dormitory Auth. of the State of New York, St. John's Univ. 5.25%, 7/1/25 (2)	2,000	1,962
Dormitory Auth. of the State of New York, State Univ. 5.00%, 7/1/37	3,000	2,854
Dormitory Auth. of the State of New York, State Univ. 5.375%, 7/1/23 (Prerefunded 7/1/12) (1)	1,000	1,081
Dormitory Auth. of the State of New York, State Univ. 7.50%, 5/15/11 (Prerefunded 5/15/09) (1)	775	833
Dormitory Auth. of the State of New York, State Univ. 7.50%, 5/15/11	1,120	1,224

Dormitory Auth. of the State of New York, Univ. of Rochester STEP, 0.00%, 7/1/15 (Prerefunded 7/1/10) (1)(2)	1,470	1,387
Dormitory Auth. of the State of New York, Westchester County 5.25%, 8/1/15 (Prerefunded 2/1/09) (1)	2,000	2,065
Dormitory Auth. of the State of New York, Westchester County 5.25%, 8/1/16 (Prerefunded 2/1/09) (1)	4,250	4,387
Dormitory Auth. of the State of New York, Yeshiva Univ. 5.375%, 7/1/17 (5)	900	947
Dutchess County IDA, Bard College, 5.00%, 8/1/18	750	764
Dutchess County IDA, Bard College, 5.75%, 8/1/30 (Prerefunded 8/1/10) (1)	1,750	1,880
Dutchess County IDA, Elant Fishkill, 5.25%, 1/1/37	990	813
Dutchess County IDA, Vassar College, 5.35%, 9/1/40 (Prerefunded 8/1/11) (1)	1,000	1,079
Essex County IDA, PCR, Int'l. Paper, 5.20%, 12/1/23 (6)	1,750	1,519
Essex County IDA, PCR, Int'l. Paper, 5.70%, 7/1/16 (6)	1,850	1,875
Hempstead IDA, Adelphi Univ. Civic Fac., 5.00%, 10/1/30	1,250	1,164
Hudson Yards Infrastructure, New York City, 5.00%, 2/15/47	2,000	1,798
Huntington Housing Auth., Gurwin Jewish Senior Home 6.00%, 5/1/39	750	664
Islip Recovery Agency, 5.75%, 7/1/23 (4)(6)	250	254
Long Island Power Auth., 5.00%, 12/1/22 (7)	2,600	2,542
Long Island Power Auth., 5.00%, 9/1/35	2,500	2,304
Long Island Power Auth., AR, 4.688%, 12/1/29 (4)	2,000	1,999
Long Island Power Auth., Zero Coupon, 6/1/21 (4)	2,000	1,011
Madison County IDA, Colgate Univ., 5.00%, 7/1/33	1,000	965
Metropolitan Transportation Auth., 4.75%, 7/1/16 (Prerefunded 7/1/12) (1)(4)	1,215	1,283
Metropolitan Transportation Auth., 5.00%, 11/15/21 (5)	3,500	3,494
Metropolitan Transportation Auth., 5.00%, 7/1/25 (7)	2,000	1,948
Metropolitan Transportation Auth., 5.00%, 11/15/33 (4)	5,900	5,693
Metropolitan Transportation Auth., 5.125%, 11/15/31	2,250	2,165

Metropolitan Transportation Auth., 5.25%, 11/15/25 (4)	4,920	4,948
Metropolitan Transportation Auth., 5.25%, 11/15/26 (4)	3,000	3,065
Metropolitan Transportation Auth., VRDN, 3.95%, 11/1/26	1,700	1,700
Monroe County, Public Improvement, GO, 5.00%, 3/1/17 (7)	1,000	1,029
Monroe County, Public Improvement, GO, 5.00%, 3/1/18 (Prerefunded 3/1/12) (1)(7)	2,590	2,749
Monroe County, Public Improvement, GO, 5.00%, 3/1/18 (7)	615	618
Mount Sinai Union Free School Dist., Suffolk, GO 6.20%, 2/15/17 (5)	1,025	1,173
Mount Sinai Union Free School Dist., Suffolk, GO 6.20%, 2/15/18 (5)	515	588
Nassau County, General Improvement, 7.00%, 3/1/13 (Prerefunded 3/1/10) (1)(4)	3,500	3,777
Nassau County IDA, Amsterdam at Harborside, 6.70%, 1/1/43	1,000	957
Nassau County Tobacco Settlement Corp., Tobacco Industry STEP, 0.00%, 6/1/26	1,000	842
New York City, GO, 5.00%, 6/1/18	2,000	2,051
New York City, GO, 5.00%, 8/1/21	2,500	2,486
New York City, GO, 5.00%, 4/1/26	5,000	4,793
New York City, GO, 5.25%, 8/1/14	3,305	3,521
New York City, GO, VRDN, 3.40%, 4/1/36	700	700
New York City, GO, VRDN, 3.55%, 8/1/34	300	300
New York City, GO, VRDN, 3.55%, 1/1/36	395	395
New York City Health & Hosp. Corp., 5.50%, 2/15/19 (4)	1,500	1,591
New York City Housing Dev. Corp., 5.35%, 11/1/37 (6)	1,000	924
New York City Housing Dev. Corp., HUD Capital Funding 5.00%, 7/1/25 (7)	3,000	2,902
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	2,500	2,532
New York City IDA, 7 World Trade Center, 6.75%, 3/1/15	1,000	1,032
New York City IDA, New York Univ., 5.375%, 7/1/18 (5)	1,275	1,334
New York City IDA, Terminal One Group, 5.50%, 1/1/24 (6)	2,500	2,440

New York City IDA, Yankee Stadium, 5.00%, 3/1/31 (7)	2,500	2,357
New York City IDA, IDRB, JFK Airport, 5.50%, 7/1/28 (6)	2,500	2,175
New York City Municipal Water Fin. Auth., VRDN 3.10%, 6/15/18	1,000	1,000
New York City Municipal Water Fin. Auth., Water & Sewer 5.00%, 6/15/29	5,000	4,841
New York City Municipal Water Fin. Auth., Water & Sewer 5.00%, 6/15/34	1,500	1,436
New York City Municipal Water Fin. Auth., Water & Sewer 5.00%, 6/15/37	1,500	1,429
New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/18	3,000	3,125
New York City Transitional Fin. Auth., Future Tax, 5.00%, 8/1/20	3,000	3,077
New York Convention Center Dev. Corp., Hotel Unit Fee 5.00%, 11/15/21 (5)	1,600	1,572
New York Liberty Dev. Corp., Goldman Sachs, 5.25%, 10/1/35	1,250	1,206
New York Liberty Dev. Corp., National Sports Attraction 6.125%, 2/15/19	2,000	1,896
New York State Environmental Fac Corp., Clean Water & Drinking, 5.25%, 11/15/20	2,000	2,071
New York State Environmental Fac. Corp., PCR, Waste Management, 4.45%, 7/1/17 (Tender 7/1/09) (6)	2,500	2,510
New York State Housing Fin. Agency, 8.00%, 5/1/11 (8)	805	871
New York State Local Gov't. Assistance Corp., 6.00%, 4/1/14	3,310	3,595
New York State Mortgage Agency, Single Family 5.70%, 10/1/17 (6)	2,120	2,144
New York State Mortgage Agency, Single Family 5.80%, 10/1/20 (6)	735	741
New York State Thruway Auth., 5.00%, 1/1/23 (7)	1,500	1,501
New York State Thruway Auth., Highway & Bridge 5.00%, 4/1/17 (Prerefunded 4/1/09) (1)(7)	5,000	5,168
New York State Thruway Auth., Highway & Bridge 5.00%, 4/1/27	5,000	4,903

New York State Thruway Auth., Highway & Bridge 5.50%, 4/1/13 (2)	2,000	2,157
New York State Thruway Auth., Highway & Bridge 5.50%, 4/1/17 (Prerefunded 4/1/11) (1)(7)	2,495	2,689
New York State Urban Dev. Corp., Corrections Fac. 6.00%, 1/1/15 (Prerefunded 1/1/09) (1)(5)	4,000	4,147
Niagara County, GO, 5.25%, 8/15/14 (2)	435	475
Niagara County, GO, 5.25%, 8/15/15 (2)	335	365
Niagara County IDA, American Ref-Fuel, Solid Waste Disposal 5.45%, 11/15/26 (Tender 11/15/12) (6)	500	490
Niagara County IDA, American Ref-Fuel, Solid Waste Disposal 5.55%, 11/15/24 (Tender 11/15/13) (6)	1,500	1,472
Niagara Falls City School Dist., COP, 5.00%, 6/15/20 (4)	3,320	3,371
Nyack Union Free School Dist., GO, 5.25%, 12/15/15 (7)	550	601
Oneida County IDA, Saint Elizabeth Medical Center 5.50%, 12/1/10	275	273
Oneida County IDA, Saint Elizabeth Medical Center 5.625%, 12/1/09	420	418
Oneida County IDA, Saint Elizabeth Medical Center 5.75%, 12/1/19	1,600	1,516
Port Auth. of New York & New Jersey, 5.00%, 7/15/24 (4)(6)	2,000	1,885
Port Auth. of New York & New Jersey, 5.00%, 12/1/29	1,500	1,453
Port Auth. of New York & New Jersey, 5.00%, 7/15/33	2,500	2,396
Port Auth. of New York & New Jersey, 6.125%, 6/1/94	1,000	1,074
Rensselaer County IDA, Emma Willard School, 5.00%, 1/1/31	1,500	1,443
Rochester, GO, 5.00%, 2/15/20 (2)	110	113
Rochester, GO, 5.00%, 2/15/21 (2)	110	111
Sales Tax Asset Receivable Corp., Local Gov't Assistance Corp. 5.00%, 10/15/32 (5)	1,500	1,442
Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (9)	600	515
Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (9)	400	394

Suffolk County IDA, Gurwin Jewish Senior Home, 6.70%, 5/1/39	1,000	1,005
Suffolk County IDA, Huntington Hosp., 5.875%, 11/1/32	2,000	1,954
Suffolk County IDA, Huntington Hosp., 6.00%, 11/1/22	2,000	2,024
Suffolk County IDA, Jeffersons Ferry, 7.20%, 11/1/19 (Prerefunded 11/1/09) (1)	1,900	2,058
Suffolk County Judicial Fac. Agency, John P. Cohalan Complex 5.75%, 4/15/14 (5)	4,510	4,706
Suffolk County Water Auth., 5.125%, 6/1/26 (7)	1,350	1,329
Tobacco Settlement Fin. Corp., 5.00%, 6/1/11	125	130
Tobacco Settlement Fin. Corp., 5.25%, 6/1/13	1,810	1,816
Tompkins County IDA, Cornell Univ., 5.75%, 7/1/30 (Prerefunded 7/1/10) (1)	2,000	2,145
Triborough Bridge & Tunnel Auth., 5.00%, 1/1/20 (8)	2,060	2,146
Triborough Bridge & Tunnel Auth., 5.00%, 11/15/28 (5)	3,000	2,844
Triborough Bridge & Tunnel Auth., 5.125%, 11/15/29	4,900	4,808
TSASC, Tobacco Ind., 5.00%, 6/1/26	2,000	1,839
United Nations Dev. Corp., 5.25%, 7/1/25	1,000	1,000
Westchester County Health Care Corp., GO, 5.375%, 11/1/30	3,000	2,998
Westchester County IDA, 6.00%, 7/1/08 (5)(6)	730	737
Westchester County IDA, Hebrew Hosp., Westchester Meadows 7.375%, 7/15/30 (Prerefunded 7/1/10) (1)	1,250	1,386
Westchester County IDA, Kendal Hudson, 6.50%, 1/1/34 (Prerefunded 1/1/13) (1)	1,000	1,120
Westchester County IDA, Windward School, 5.25%, 10/1/31 (3)	1,500	1,396
		259,027

PUERTO RICO 3.9%

Gov't. Dev. Bank for Puerto Rico, GO, 5.00%, 12/1/17	1,600	1,592
Puerto Rico, Public Improvement, 5.25%, 7/1/27 (Prerefunded 7/1/16) (1)	645	705
Puerto Rico, Public Improvement, 5.25%, 7/1/30 (Prerefunded 7/1/16) (1)	925	1,012

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 2/29/08	2/28/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 11,947	$ 11,200
Net realized gain	20	1,075
Change in net unrealized gain (loss)	(17,706)	388
Increase (decrease) in net assets from operations	(5,739)	12,663
Distributions to shareholders		
Net investment income	(11,886)	(11,140)
Net realized gain	(241)	(468)
Decrease in net assets from distributions	(12,127)	(11,608)
Capital share transactions*		
Shares sold	52,141	40,997
Distributions reinvested	9,320	8,837
Shares redeemed	(40,273)	(30,597)
Increase in net assets from capital share transactions	21,188	19,237
Net Assets		
Increase during period	3,322	20,292
Beginning of period	273,438	253,146
End of period	**$ 276,760**	**$ 273,438**
Undistributed net investment income	412	399
*Share information		
Shares sold	4,665	3,638
Distributions reinvested	837	782
Shares redeemed	(3,615)	(2,712)
Increase in shares outstanding	1,887	1,708

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal, New York state, and New York City income taxes by investing primarily in investment-grade New York municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective August 31, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 29, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $94,044,000 and $77,348,000, respectively, for the year ended February 29, 2008.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 29, 2008, were characterized as follows for tax purposes:

At February 29, 2008, the tax-basis components of net assets were as follows:

For federal income tax purposes, market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, at February 29, 2008, amortization of $353,000 that has been recognized as income for financial reporting purposes is treated as unrealized appreciation for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 29, 2008, the fund had $87,000 of capital loss carryforwards that expire in fiscal 2016.

For the year ended February 29, 2008, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to per share rounding of distributions. Reclassifications between income and gain relate primarily to the character of market discount at time of sale. Results of operations and net assets were not affected by these reclassifications.

At February 29, 2008, the cost of investments for federal income tax purposes was $275,789,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 29, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 29, 2008, expenses incurred pursuant to these service agreements were $100,000 for Price Associates and $100,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust, Inc. and Shareholders of T. Rowe Price New York Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New York Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 11, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $241,000 from long-term capital gains, subject to the 15% rate gains category.

• $11,820,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1986	present); Director, Mercantile Bankshares (2002 to 2007); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
2001	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Chairman, Canyon Resources Corp. (8/07 to present); Director,
2001	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Eli Lilly and Company and Simon
Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (10/92 to present)

*Each independent trustee oversees 122 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[122]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	State Tax-Free Income Trust
[38]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, State Tax-Free Income Trust	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kathryn A. Floyd (1982)	Assistant Vice President, T. Rowe Price; formerly
Assistant Vice President, State Tax-Free	student, University of Virginia, McIntire School
Income Trust	of Commerce (to 2004)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, State Tax-Free	T. Rowe Price; Vice President, T. Rowe Price
Income Trust	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, State Tax-Free Income Trust	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,263,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 18, 2008